EXHIBIT 10.4

                         FORM OF SUBSCRIPTION AGREEMENT

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                              COR DEVELOPMENT, LLC
                             SUBSCRIPTION AGREEMENT

TO: Manager of COR Development, LLC

   The information contained in this Subscription Agreement is being provided in connection with my subscription for the preferred units and/or common units of COR Development, LLC, a Kansas limited liability company ("COR Development"). I understand that COR Development will be relying on this information in complying with federal and state securities laws.

   1. SUBSCRIPTION AND PURCHASE PRICE. I hereby subscribe for ____________ preferred units of COR Development's units of ownership at $10.00 per unit. I hereby subscribe for ____________ common units of COR Development's units of ownership at $10.00 per unit. [NOTE TO INVESTORS: YOU MUST MAKE A MINIMUM INVESTMENT OF $1,000.00.] Simultaneously with the execution and delivery of this Subscription Agreement to COR Development, I am delivering a check made payable for the full amount of $____________ to COR Development, LLC.

   2. REPRESENTATIONS. I make the following representations and warranties, and understand and acknowledge that COR Development will be relying on this information to assure compliance with federal and state securities laws. (Please initial the appropriate lines.)

_____ (a) I am acquiring COR Development's units of ownership as a principal for my own account for investment purposes.

_____ (b) I have been furnished with a prospectus regarding the preferred units and common units of COR Development. I further represent and warrant that I have, or that I have been given, the opportunity to ask questions of, and receive answers from, COR Development concerning the terms and conditions of the offering and to obtain verification of the accuracy of such information, as I deem necessary.

_____ (c) I recognize that this investment involves a high degree of risk. I desire to undertake this speculative investment. I am in a financial position where I can afford to lose the entire amount of my investment.

   3. ENTIRE AGREEMENT. This Subscription Agreement constitutes the entire agreement among the parties pertaining to the subscription and purchase of COR Development's preferred units and/or common units as set forth herein and supersedes any prior understanding.

   4. TYPE OF OWNERSHIP. I wish to own COR Development's preferred units and/or common units as described above as follows (check one):

      ( )  Separate or individual property.

      ( ) Joint tenants with right of survivorship. (Both parties must sign all required documents).

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      ( )  Trust.  (Include  name of trust,  name of trustee  and date trust was formed.)

      ( )  Other. (Indicate __________________________________________________.)

   I hereby represent that I have read this entire Subscription Agreement and agree to be bound by its terms.

Executed this _____ day of ___________, 2000, at ___________________, _________.


________________________________________________________________________________
(Signature)                                     (Social Security Number or
                                             Federal Tax Identification Number)


________________________________________________________________________________
(Name, please print)


________________________________________________________________________________
(Address)                                         (Telephone Number)


________________________________________________________________________________
(Signature, if purchasing as                    (Social Security Number)
joint tenants)


________________________________________________________________________________
(Name, please print)


________________________________________________________________________________
(Address)                                          (Telephone Number)

   This Subscription Agreement is accepted this day _____ of ____________, 2000.

                                            COR DEVELOPMENT, LLC

                                            By: CORNERSTONE DEVELOPMENT, LLC,
                                                as manager


                                                By: ____________________________
                                                    Name: ______________________
                                                    Title:  Manager